UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 16, 2003

S3I Holdings, Inc.
(formerly Axtion Foods, Inc.)

(Exact Name of Registrant as Specified in its Charter)

California	001-31347	98-0336674

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5927 Priestly Drive, Carlsbad, CA	92008

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 602-1946

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

This Form 8-K is being filed to report the information required by Items 7(a) and (b) of the registrant’s form 8-K filed on April 17, 2003.

Item 1. Change in control of registrant.

See Item 2. herein.

Item 2. Acquisition or disposition of assets.

Effective April 16, 2003, S3I Holdings, Inc. (the “Company”) closed a definitive agreement to acquire all of the issued and outstanding capital stock of SecureSoft Systems, Inc., a Delaware corporation (“SSI”), making SSI a wholly-owned subsidiary of the Company, and exchanging all of SSI’s capital stock for shares of Company’s authorized but unissued shares of common stock as provided in a written agreement attached as Exhibit 10.1 to the Company’s Report on Form 8-K filed on April 17, 2003. In connection with this agreement, the Company changed its name from Axtion Foods, Inc. to S3I Holdings, Inc.

Further in connection with this agreement, the controlling shareholders of the Company have surrendered their stock in exchange for transfer of all right, title and interest to the sports nutrition products developed by the Company since its inception. In accordance with that agreement, it is the intention of the parties that the Company would acquire all of the issued and outstanding capital stock of SSI in exchange solely for the number of shares of the Company’s authorized but unissued common stock and that the exchange qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and related sections thereunder; and the exchange qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933 and under the applicable securities laws of each state or jurisdiction where the shareholders reside.

Further in connection with said agreement, the Company’s sole officer and director resigned and appointed Fred Villella, Wayne Yamamoto, and Luke C. Zouvas as directors of the Company. Those individuals accepted their appointment as directors of the Company.

Item 3. Bankruptcy or receivership.

None.

Item 4. Changes in registrant’s certifying accountant.

None.

Item 5. Other Events.

None.

Item 6. Resignation & Appointment of Directors.

See Item 2.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements required by this Item 7 related to SecureSoft Systems, Inc. as of and for the year ended December 31, 2002, are filed as an exhibit hereto and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this Item 7 for the combined results of S3I Holdings, Inc. and SecureSoft Systems, Inc. as of and for the period ended December 31, 2002, is filed as an exhibit hereto and is incorporated herein by reference.

(c)	Exhibits.

Exhibit	Description

23.1	Consent of Chisholm & Associates

99.1	SecureSoft Systems, Inc. audited (i) Balance Sheet as of December 31, 2002 and 2001; (ii) Statement of Income for the years ended December 31, 2002 and 2001; (iii) Statement of Cash Flows for the years ended December 31, 2002 and 2001; and (iv) related Notes to Financial Statements.

99.2	S3I Holdings, Inc. and SecureSoft Systems, Inc. unaudited pro forma (i) Combined Balance Sheet as of December 31, 2002; (ii) Combined Statement of Income for the year ended December 31, 2002; and (iii) related Notes to Combined Financial Statements.

Item 8. Change in Fiscal Year.

None.

Item 9. Regulation FD Disclosure.

None.

Item 10. Amendments to the Registrant’s Code of Ethics or Waiver of a Provision of the Code of Ethics.

None.

Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit
Plans.

None.

Item 12. Results of Operations and Financial Conditions.

None.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S3I HOLDINGS, INC.

Dated: July 2, 2003	By:	/s/ Fred Villella

Name: Fred Villella Title: President